UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 11, 2006
DIODES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-5740	95-2039518
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

3050 East Hillcrest Drive
Westlake Village, California	91362
(Address of principal executive offices)	(Zip Code)
(805) 446-4800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01. Entry into a Material Definitive Agreement.
     Lease Agreement
     Diodes FabTech, Inc. (“FabTech”), a subsidiary of Diodes Incorporated (the “Company”) entered into an Amended and Restated Lease Agreement (the “Lease Agreement”) effective as of September 1, 2006, with Townsend Summit, LLC, a Delaware limited liability company (the “Landlord”), to lease among other things, a certain group of buildings known as the Summit Technology Campus, Lee’s Summit, Missouri. The Landlord and FabTech are parties to the Summit Technology Center Lease dated October 29, 1999, as amended by a First Lease Amendment, dated September 30, 2004 (collectively, the “Initial Lease”). The Lease Agreement extends the term of the Initial Lease to December 31, 2013. After June 30, 2011, upon at least 12 months prior written notice to the Landlord, FabTech will be able to terminate the lease. The monthly base rental for the lease is $116,826.25 for the period of September 1, 2006 through June 30, 2011; $119,777.65 for the period of July 1, 2011 through June 30, 2012; $122,790.54 for the period of July 1, 2012 through June 30, 2013; and $125,864.91 for the period of July 1, 2013 through December 31, 2013.
     The Lease Agreement is included with this Current Report as Exhibit 10.1 and the summary above is qualified in its entirety by reference to such exhibit.
     Building Purchase Agreement
     DII Taiwan Corporation Limited, a subsidiary of the Company entered into an agreement with First International Computer, Inc., dated April 14, 2006, to purchase a building in Taiwan. The purchase price for the building was NT$197,584,440, or approximately US$ 6 million. The building purchase agreement is included with this Current Report as Exhibit 10.2 and the summary above is qualified in its entirety by reference to such exhibit.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
10.1	Amended and Restated Lease Agreement between Townsend Summit, LLC and Diodes FabTech, Inc, effective as of September 1, 2006.

10.2	Agreement to purchase building in Taiwan between DII Taiwan Corporation Limited and First International Computer, Inc., dated April 14, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIODES INCORPORATED

Date: October 11, 2006	By	/s/ Carl C. Wertz

Carl C. Wertz,
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Amended and Restated Lease Agreement between Townsend Summit, LLC and Diodes FabTech, Inc, effective as of September 1, 2006.

10.2	Agreement to purchase building in Taiwan between DII Taiwan Corporation Limited and First International Computer, Inc., dated April 14, 2006